SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	February 19, 2004

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                     (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)              Exhibits:

99.1            Press Release Dated February 19, 2004

ITEM 9.    REGULATION FD DISCLOSURE.

On February 19, 2004, Rock of Ages issued a press release announcing that its Board of Directors had authorized the investment of up to $5 million in FFS Holdings, Inc.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated into the Item by reference.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: February 19, 2004	By: /s/Michael Tule Michael Tule Vice President/General Counsel